Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO

SERIES 2007-1 INDENTURE SUPPLEMENT

THIS AMENDMENT NO. 1 TO SERIES 2007-1 INDENTURE SUPPLEMENT, dated as of September 8, 2009 (this “Amendment”) is being executed by and between Apple Ridge Funding LLC, as Issuer (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (in such capacity, the “Indenture Trustee”), Paying Agent (in such capacity, the “Paying Agent”), Authentication Agent (in such capacity, the “Authentication Agent”), and Transfer Agent and Registrar (in such capacity, the “Transfer Agent and Registrar”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms as set forth in the “Indenture” (as supplemented by the “Indenture Supplement”) (as such terms are defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, and the Transfer Agent and Registrar are parties to that certain Master Indenture, dated as of April 25, 2000 (as previously amended, the “Indenture”);

WHEREAS, the Indenture was supplemented by that certain Series 2007-1 Indenture Supplement, dated as of July 6, 2007, by and among the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, and the Transfer Agent and Registrar (the “Indenture Supplement”); and

WHEREAS, the parties hereto desire to amend the Indenture Supplement in certain respects more fully described hereinafter;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Indenture Supplement. Subject to the satisfaction of the conditions set forth in Section 2 of this Amendment, Section 4.04 of the Indenture Supplement is hereby amended such that the lead-in paragraph is hereby amended and restated as follows:

Application of Series 2007-1 Collections. On each Distribution Date and, if different, on each Decrease Date, as applicable, the Servicer shall instruct the Indenture Trustee in writing (such writing to be substantially in the form of Exhibit B unless otherwise agreed) to apply amounts on deposit in the Collection Account (and any subaccount thereof); provided, that upon the failure of the Servicer to deliver such written instructions to the Indenture Trustee on any Distribution Date, (i) the Indenture Trustee shall, on such Distribution Date (to the extent the Indenture Trustee has received written notice from the Managing Agents of the interest payable on such Distribution Date pursuant to Section 2.03(a) of the Note Purchase Agreement and to the extent of available funds on deposit in the Collection Account (and any subaccount thereof)), make available to the Paying Agent, using funds in the Collection Account (and any subaccount thereof), an amount in immediately available funds equal to the aggregate sum of all Monthly Interest, Interest Shortfall and Additional Interest payable on such Distribution Date, by transferring such funds to the Distribution Account, and shall withhold the balance of the amount on deposit (if any) in the Collection Account (and any subaccount thereof) until delivery of such written instructions from the Servicer, and (ii) the Paying Agent shall distribute (to extent of funds made available to the Paying Agent pursuant to clause (i) of this proviso) to the Series 2007-1 Noteholders on such Distribution Date all Monthly Interest, Interest Shortfall and Additional Interest payable on such Distribution Date to the Series 2007-1 Noteholders in accordance with Section 5.04:

SECTION 2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Section 1 of this Amendment shall become effective as of the date set forth above upon the Indenture Trustee’s (or its counsel’s) receipt of (i) all originally-executed (or facsimiles of originally-executed) counterparts of this Amendment executed and delivered by duly authorized officers of each of the parties hereto, (ii) the consent of the Majority Investors to the execution of this Amendment, which consent shall be evidenced by their execution of the signature pages attached to this Amendment, and (iii) an Officer’s Certificate pursuant to Section 10.03 of the Indenture, in form and substance reasonably satisfactory to the Indenture Trustee.

SECTION 3. Representations and Warranties.

(a) Each of the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, and the Transfer Agent and Registrar represents and warrants that this Amendment and the Indenture Supplement, as amended hereby, constitute its legal, valid and binding obligation, enforceable against such Person in accordance with the terms thereof.

(b) The Issuer represents and warrants that the Series 2007-1 Notes are the only Notes outstanding under the Indenture.

SECTION 4. Reference to the Indenture Supplement. From and after the effective date hereof, each reference in the Indenture Supplement to “this Indenture Supplement,” “this Agreement,” “hereof,” or “hereunder” or words of like import, and all references to the Indenture Supplement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Indenture Supplement, as amended by this Amendment.

SECTION 5. Miscellaneous.

(a) No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Indenture Supplement other than as set forth herein, Except as specifically amended and modified above, the Indenture Supplement and all other Transaction Documents shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment.

(c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS AND LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

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(d) Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

APPLE RIDGE FUNDING LLC, as Issuer

By:	/s/ Eric J. Barnes
	Name:	Eric J. Barnes
	Title:	SVP, Chief Financial Officer

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

THE BANK OF NEW YORK MELLON, as Indenture Trustee, Paying Agent, Authentication Agent, and Transfer Agent and Registrar

By:	/s/ Michael Burack
	Name:	Michael Burack
	Title:	Assistant Treasurer

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

By executing the applicable signature page below, each of the undersigned, as of the date first written above, hereby (i) consents to this Amendment, (ii) represents and warrants that it is a Noteholder (or, in the case of each Conduit Purchaser and Committed Purchaser, that it is a beneficial owner of the respective Note) and that it is duly authorized to provide consent to this Amendment, and (iii) authorizes and directs the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar to execute this Amendment and to take such further actions necessary to give effect to the transactions contemplated hereby:

CALYON NEW YORK BRANCH, as a Managing Agent and a Committed Purchaser

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Michael Madnick
	Name:	Michael Madnick
	Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Michael Madnick
	Name:	Michael Madnick
	Title:	Managing Director

LAFAYETTE ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Michael Madnick
	Name:	Michael Madnick
	Title:	Managing Director

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

MIZUHO CORPORATE BANK, LTD., as a Managing Agent

By:	/s/ Shinichi Nochilde
	Name:	Shinichi Nochilde
	Title:	Senior Vice President

WORKING CAPITAL MANAGEMENT CO. L.P., as a Conduit Purchaser and a Committed Purchaser

By:	/s/ Shinichi Nochilde
	Name:	Shinichi Nochilde
	Title:	Attorney-in-fact

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

THE BANK OF NOVA SCOTIA, as a Managing Agent and a Committed Purchaser

By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Managing Agent and a Committed Purchaser

By:	/s/ Shawn M. Pierce
	Name:	Shawn M. Pierce
	Title:	Vice President

By:	/s/ Roger Fleisher
	Name:	Roger Fleisher
	Title:	Director

BLACK FOREST FUNDING LLC, as a Conduit Purchaser

By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement

SMBC SECURITIES, INC., as a Managing Agent

By:	/s/ Augustus Moore
	Name:	Augustus Moore
	Title:	President

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By:	/s/ Yasuhiko Imai
	Name:	Yasuhiko Imai
	Title:	Senior Vice President

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By:	MAF RECEIVABLES CORP., its Member

By:	/s/ Philip A. Martone
	Name:	Philip A. Martone
	Title:	Vice President

Signature Page to

Amendment No. 1 to Series 2007-1 Indenture Supplement